UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2026
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 12, 2026, Eos Energy Enterprises Inc. (the “Company”) entered into a binding term sheet (the “Term Sheet”) with CCM Frontier JV Holdco, LLC, an affiliate of Cerberus Capital Management, L.P. (“CCM Frontier”), which provides for, upon the closing of the transactions contemplated by the Term Sheet, the formation of a joint venture between the Company and CCM Frontier through Frontier Power USA Parent, LLC, a Delaware limited liability company (the “JV Company”). CCM Frontier and the Company expect to enter into definitive written agreements with respect to the transactions contemplated by the Term Sheet prior to the closing of such transactions.
Equity Ownership
At or prior to the closing of the transactions contemplated by the Term Sheet, CCM Frontier (or its applicable designated affiliate) is expected to (a) receive 50,000,001 Class A-1 Units of the JV Company (“Class A-1 Units”) as founder’s equity in consideration for the contracts, contacts, investment opportunities, subject matter expertise and other going concern value with respect to the frontier power platform developed by affiliates of CCM Frontier (the “Pre-Closing Contribution”), (b) contribute $100 million (the “Initial Class A-2 Contribution”) to the JV Company (a portion of which may be contributed and utilized prior to the closing, including for purposes of the payment of the deposit under a capacity reservation agreement between the Company and the JV Company) in exchange for 100,000,000 Class A-2 Units of the JV Company (“Class A-2 Units” and, together with the Class A-1 Units, the “Class A Units”), at a price of $1.00 per Class A-2 Unit, and (c) receive the Warrant (as defined below).
At the closing of the transactions contemplated by the Term Sheet, the Company is expected to, directly or indirectly, contribute an amount equal to the aggregate amount raised pursuant to a rights offering described below (the “Initial Class B Contribution”) to the JV Company in exchange for a number of Class B Units of the JV Company (“Class B Units” and, together with the Class A Units, the “Preferred Units”) at a price of $1.00 per Class B Unit.
In the event that a rights offering is oversubscribed with the consent of CCM Frontier, and therefore the Initial Class B Contribution exceeds $150 million, CCM Frontier will have the option to contribute to the Company an additional amount up to the amount by which the amount raised in a rights offering exceeds $150 million and receive a number of additional Class A-2 Units at a price of $1.00 per Class A-2 Unit.
Closing Conditions
CCM Frontier’s and the Company’s obligations to complete the transactions and consummate the closing contemplated by the Term Sheet are subject to the following conditions: (a) completion of a rights offering described below; (b) Department of Energy consent to the transactions contemplated by the Term Sheet; (c) approval by the Company’s shareholders of an increase in the Company’s authorized shares; and (d) the execution and delivery of a Commercial Framework Guidelines (in a form to be mutually and reasonably agreed by the Company and CCM Frontier).
Financing
The investment by the Company in the JV Company is expected to be financed by a rights offering to holders of Eos Common Shares and certain of its outstanding warrants as of a future record date (the “Rights Offering”). The Rights Offering will target a raise of $150 million, the proceeds of which are expected to be used by the Company to fund the Initial Class B Contribution, and the Rights Offering will not raise an amount in excess of $150 million without the prior written consent of CCM Frontier. The Company’s stockholders that participate in the Rights Offering (the “Rights Offering Participants”) are expected to receive Eos Common Shares (in addition to certain warrants with respect to Eos Common Shares as described below) up to their pro rata entitlement (the “Basic Subscription Right”). At expiration of the Rights Offering, Rights Offering Participants that have fully exercised their Basic Subscription Right may also exercise an over-subscription right to purchase additional Eos Common Shares (in addition to certain warrants with respect to Eos Common Shares as described below).
The terms of the Rights Offering will be determined by the Company in good faith consultation with CCM Frontier. The mechanics, sequencing and legal structure of the Rights Offering (including (without limitation) with respect to issued warrants, which are further described below) is to be separately documented, and remains subject to, among other things, certain consents, applicable securities laws and Nasdaq requirements.
Rights Offering Participants are expected to be entitled to receive warrants (each a “RO Warrant”) to purchase a number of Eos Common Shares (such shares, collectively, the “RO Warrant Shares”) equal to (a)(i) their respective subscription amounts, multiplied by (ii) 33% and divided by (b) a valuation per warrant to be mutually agreed to by CCM Frontier and the Company (which will be the same valuation used for determining the shares underlying the CCM Frontier Warrant described below), provided, however that in no event will such valuation result in pro forma dilution to the holders of Eos Common Shares, assuming each holder of Eos Common Shares fully subscribes to its pro rata share of the Rights Offering (such value, the “Applicable Value”).
Upon issuance, the RO Warrants are expected to entitle Rights Offering Participants to purchase the RO Warrant Shares at an exercise price per share equal to a 20% discount to the 15-day VWAP of the Eos Common Shares as of launch of the contemplated Rights Offering. The RO Warrants are expected to expire on the 10 year anniversary of Closing.
The RO Warrants are expected to be exercisable for cash or on a cashless basis.
Cerberus Warrants
In consideration for the Initial Class A-2 Contribution, the Company is expected to issue to CCM Frontier a warrant to purchase a number of shares of Common Stock (the “Warrant”) equal to (a) $75 million divided by (b) the Applicable Value (such shares, the “Warrant Shares”).
Upon issuance, the Warrant is expected to entitle CCM Frontier to purchase the Warrant Shares at an exercise price per share equal to a 20% discount to the 15-day VWAP of the Company’s Common Stock as of launch of the contemplated rights offering. The Warrant is expected to expire on the 10-year anniversary of Closing.
The Warrant is expected to be exercisable for cash or on a cashless basis. The Warrant is expected to be exercisable upon surrender of the Warrant, together with a notice of exercise, to the Company. Promptly after CCM Frontier exercises the Warrant and, if applicable, the Company receives payment for the shares issuable upon such exercise, the Company will deliver to CCM Frontier certificates or book-entries for the shares acquired and, if the Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing a warrant to purchase the shares not yet acquired. If, upon exercise of the Warrant, CCM Frontier would be entitled to receive a fractional interest in a share, the Company will, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the market price of the Company’s Common Stock or round up to the next whole share.
The Warrant is expected to be issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and, along with the shares of common stock underlying the Warrant, not to be registered under the Act, or applicable state securities laws. The shares underlying the Warrant are expected to be subject to customary registration rights, and after issuance may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.
Governance
The JV Company will be managed by a board of managers that will initially include seven members, four of which will be appointed by CCM Frontier and up to three of which will be appointed by the Company (subject to the Company maintaining certain ownership thresholds in the JV Company). The board of managers will have full and exclusive power to conduct and exercise control over the activities of the Company, subject to certain reserved and fundamental matters that will require the consent of a manager appointed by the Company or the Company, as applicable (so long as the Company maintains certain ownership thresholds in the JV Company).
Day to day oversight of the JV Company’s development projects will be delegated to and performed by an appointee of CCM Frontier, which is initially anticipated to be an affiliate of CCM Frontier, pursuant to a management services agreement on customary terms and conditions to be agreed to by CCM Frontier and the Company.
Distributions
In the event of a liquidation of the JV Company, distributions will be made as follows: (a) first to CCM Frontier until it has received a return of its invested capital (excluding the Pre-Closing Contribution), (b) second to the Company until it has received a return of its invested capital, (c) third to CCM Frontier until it has received a return of the Pre-Closing Contribution, (d) fourth, to CCM Frontier and the Company pro rata until they have received a pre-tax IRR of 10% compounded quarterly on invested capital (which shall include, for the avoidance of doubt, in respect of CCM Frontier the Pre-Closing Contribution and the Initial Class A-2 Contribution), (e) fifth to the holders of (i) Preferred Units pro rata and (ii) any incentive units in accordance with any management incentive plan adopted by the JV Company. Amounts previously distributed to the holders of Preferred Units and incentive units other than in a liquidation of the JV Company will be credited against amounts that would otherwise be distributable to the holders of Preferred Units and incentive units in a liquidation of the Company..

Distributions of available cash by the JV Company other than in a liquidation will be made as follows: (a) first to CCM Frontier and the Company pro rata (based on number of Preferred Units held) until they have received (i) a return of their invested capital (which shall include, for the avoidance of doubt, in respect of CCM Frontier the Pre-Closing Contribution and the Initial Class A-2 Contribution) and (ii) a pre-tax IRR of 10% (compounded quarterly) on such invested capital (which shall include, for the avoidance of doubt, in respect of CCM Frontier the Pre-Closing Contribution and the Initial Class A-2 Contribution), and (b) second to the holders of (i) Preferred Units pro rata and (ii) any incentive units in accordance with any management incentive plan adopted by the JV Company.
Transfers
CCM Frontier and the Company will not be permitted to transfer their respective Preferred Units in the JV Company prior to the third anniversary of the closing of the transactions contemplated by the Term Sheet, except for certain permitted transfers to affiliates. After the third anniversary of the closing, CCM Frontier and the Company will be permitted to transfer their respective Preferred Units, subject to a right of first offer in favor of the non-transferring party.
Item 2.02 Results of Operations and Financial Condition.
On May 13, 2026, the Company issued a press release announcing its financial results for the quarter ended March 31, 2026. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Warrant is incorporated by reference into this Item 3.02.
Item 7.01 Regulation FD Disclosure.
In addition, on May 13, 2026, the Company issued a press release announcing the Frontier Power USA joint venture. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished under this Item 7.01 and in the accompanying Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Forward-Looking Statements and Important Information
Except for the historical information contained herein, the matters set forth herein are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the proposed transactions and the timing and terms thereof. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.
Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our ability to obtain stockholder approval of an increase to our authorized common stock and to satisfy the other conditions necessary to consummate the Proposed Transactions (as defined below); our ability to complete a rights offering to raise funds for purposes of capitalizing JV Company; risks associated with the joint venture, including the risk that the joint venture will not be completed on the anticipated terms if at all; risks associated with the credit agreement with Cerberus, including risks of default, and dilution of outstanding common stock; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to us pursuant to the Inflation Reduction Act, including potential impacts from any repeal or modifications of the legislation; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties indicated.
The forward-looking statements contained herein are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained herein.
Forward-looking statements speak only as of the date they are made. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
This report includes information about a proposed series of transactions, including the formation of a joint venture between us and CCM Frontier, an investment by CCM Frontier of $100 million in JV Company, a contemplated rights offering by us to fund our investment in JV Company, and certain commercial arrangements to be entered into between us and JV Company (collectively, the “Proposed Transactions”). We and CCM Frontier have entered into a binding term sheet with respect to the Proposed Transactions. However, the completion of the Proposed Transactions remains subject to a number of conditions and uncertainties, including the receipt of our shareholder approval to increase the authorized shares of our common stock, completion of the contemplated rights offering, the receipt of required third party-approvals, including the approval of the Department of Energy, the negotiations and entry into definitive agreements for the Proposed Transactions and the negotiation of certain terms of the Proposed Transactions. While we currently intend to take the actions within our control to complete the Proposed Transactions on the contemplated terms and timeline, there can be no assurances that the Proposed Transactions will be completed on the contemplated terms or timeline or that the Proposed Transactions will be completed at all.
Information herein is for informational purposes only and does not constitute an offer to participate in a rights offering or to subscribe for any securities in a rights offering. There shall be no offer to sell or the solicitation of an offer to buy or any sale of subscription rights, common stock, warrants or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any rights offering will be made pursuant to our effective shelf registration statement, including a base prospectus, under the Securities Act of 1933, as amended, and a prospectus supplement to be filed with the SEC. Any rights offering is subject to board declaration of a distribution, shareholder approval of the increase in our authorized shares and certain other consents under our existing debt agreements. There can be no assurance that the Company will launch a rights offering on the contemplated terms or at all.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

99.1	Press release announcing financial results, dated May 13, 2026
99.2	Press release announcing Frontier Power USA, dated May 13, 2026
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: May 13, 2026	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Interim Chief Financial Officer